UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019

Altaba Inc.

(Exact name of registrant as specified in its charter)

Delaware	811-23264	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 East 45th Street, 15th Floor, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 679-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AABA	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On June 27, 2019, Altaba Inc. (the “Fund”) held a special meeting of stockholders (the “Special Meeting”) at 11:30 a.m. (Eastern time), at 50 Vanderbilt Avenue, New York, New York 10017, in accordance with the notice of special meeting of stockholders and the Fund’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 17, 2019 (the “Proxy Statement”), sent on or about May 17, 2019 to all stockholders of record at the close of business on May 16, 2019. As of the record date for the Special Meeting, holders of a total of 519,511,366 shares of outstanding common stock were entitled to vote. The final results of voting on each of the proposals submitted to a vote of the stockholders at the Special Meeting are set forth below.

1. Approval of the Voluntary Liquidation and Dissolution of the Fund Pursuant to a Plan of Complete Liquidation and Dissolution:

At the Special Meeting, the stockholders approved the voluntary liquidation and dissolution of the Fund (the “Dissolution Proposal”) pursuant to the Plan of Complete Liquidation and Dissolution (such plan, the “Plan of Liquidation and Dissolution”). The Dissolution Proposal received the following votes:

For:	286,061,997

Against:	23,468,008

Abstain:	245,819

Broker non-votes:	0

2. Approval to Grant Discretionary Authority to the Board of Directors (the “Board”) to Adjourn the Special Meeting to Solicit Additional Proxies:

In light of the approval of the Dissolution Proposal, the adjournment proposal described in the Proxy Statement was rendered moot and was not presented at the Special Meeting.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements concerning the Fund’s liquidation and dissolution pursuant to the Plan. These statements are not statements of historical facts and do not reflect historical information. Forward-looking statements are subject to numerous risks and uncertainties and actual results may differ materially from those statements. Such risks and uncertainties relate to, among other things: the availability, timing and amount of liquidating distributions; the amounts that will need to be set aside by the Fund; the adequacy of such reserves to satisfy the Fund’s obligations; the ability of the Fund to favorably resolve certain potential tax claims, litigation matters and other unresolved contingent liabilities of the Fund; the incurrence by the Fund of expenses relating to the liquidation and dissolution; and the ability of the Board to abandon, modify or delay implementation of the Plan prior to filing the certificate of dissolution. Further information regarding the risks, uncertainties and other factors that could cause actual results to differ from the results in these forward-looking statements are discussed under the section “Risk Factors” in the Proxy Statement. Please carefully consider these factors, as well as other information contained in the Proxy Statement, and in the Fund’s periodic reports and documents filed with the SEC. The forward-looking statements included in this document are made only as of the date hereof.

The Fund does not undertake any obligation to update or supplement such forward-looking statements to reflect events or circumstances after the date hereof, except as required by law. Because the Fund is an investment company, the forward-looking statements and projections in this press release are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABA INC.

By:	/s/ Arthur Chong
Name:	Arthur Chong
Title:	General Counsel and Secretary

Date: June 27, 2019